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

                                                                    Exhibit 10.9




                  Anhui Fuyang Xinte Medical Purchase Contract

                                                                                        Date: 2007-1-05
--------------------------- ---------------- ----------- ------------- --------------- -------------------
Brand name                  description      unit        Unit price    quantity        amount
--------------------------- ---------------- ----------- ------------- --------------- -------------------


Hepatocyte                  Raw material     Kg          9000          9000            8100000
growth-promoting factor
--------------------------- ---------------- ----------- ------------- --------------- -------------------
Naproxen sodium and         Raw material     Kg          1050          1600            1680000
pesudopherine
hydrochloride
--------------------------- ---------------- ----------- ------------- --------------- -------------------

Ozegrel                     Raw material     Kg          8000          100             4000000
--------------------------- ---------------- ----------- ------------- --------------- -------------------
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1.[ ] Term of quality guarantee:
2.[ ] Way of payment: prepaid.
3.[ ] Way of delivery and fees charged: supplier in charge.
4.[ ] The package is satisfied the standard.
5.[ ] The quality is satisfied the standard, attach the quality inspection certificate.
6.[ ] Inspection of goods:
7.[ ] Validity of the contract:
8.[ ] Other arguments: by negotiation
9.[ ] The contract is valid at the time of signature and stamp.






Anhui Fuyang Xinte Pharmaceutical Company & Hainan Helpson Medicine and Bio-Technology Co., Ltd.